================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 22, 2003
                                                          --------------




                          MATERIAL SCIENCES CORPORATION
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            Delaware                            1-8803                         95-2673173
            --------                            ------                         ----------
(State or other jurisdiction of        (Commission File Number)     (IRS Employer Identification No.)
         incorporation)



                            2200 East Pratt Boulevard
                        Elk Grove Village, Illinois 60007
                        ---------------------------------
          (Address of Principal Executive Offices, including Zip Code)



                                 (847) 439-8270
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5. Other Events and Required FD Disclosure.

         On April 22, 2003, Material Sciences Corporation ("MSC") announced that the board of directors voted to terminate MSC's Rights Agreement, dated as of June 20, 1996, between MSC and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.), as rights agent (the "Agreement"), by redeeming all of the outstanding "Rights" (as defined in the Agreement) at a price of $0.01 per Right. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         MSC also announced the election of Avrum Gray to its board of directors. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits

    99.1   Press Release dated April 22, 2003.

    99.2   Press Release dated April 22, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MATERIAL SCIENCES CORPORATION


                                /s/ James J. Waclawik, Sr.
                                -----------------------------------------------

                                By:  James J. Waclawik, Sr.
                                Its: Vice President and Chief Financial Officer

Date: April 22, 2003

                                        3